                                                                   EXHIBIT 10.37

          -------------------------------------------------------------

                  MORTGAGE MODIFICATION AND SPREADER AGREEMENT

                          Dated as of January 12, 2004

                                     between

                       MONTICELLO RACEWAY MANAGEMENT, INC.

                                  ("Mortgagor")

                                       and

                               THE BERKSHIRE BANK
                                  ("Mortgagee")

                              LOCATION OF PROPERTY:
                      Monticello, Sullivan County,New York

                               EXISTING PREMISES:

                          Section 101, Block 1, Lot 1.1
                     Section 101, Block 1, Lot 1.3 (portion)
                           Section 102, Block 4, Lot 1
                          Section 12, Block 1, Lot 46.2
                           Section 12, Block 1, Lot 48
                           Section 12, Block 1, Lot 64

                              ADDITIONAL PREMISES:

                          Section 101, Block 1, Lot 1.3

          -------------------------------------------------------------
                        After recording, please return to

                                 Blank Rome LLP
                              405 Lexington Avenue
                            New York, New York 10174
                       Attention: Michael J. Feinman, Esq.

            This instrument was prepared by the above-named attorney.

                  MORTGAGE MODIFICATION AND SPREADER AGREEMENT
                  --------------------------------------------

            MORTGAGE MODIFICATION AND SPREADER AGREEMENT (this "AGREEMENT") made as of  the  12th  day  of  January,  2004,  by and  between  MONTICELLO  RACEWAY
MANAGEMENT,  INC.  a New York  corporation  ("MORTGAGOR"),  having an address at
Monticello Raceway, Route 17B, Monticello, New York 12701 and THE BERKSHIRE BANK
("MORTGAGEE"),  having an  address  at 4 East 39th  Street,  New York,  New York
10016.

                              W I T N E S S E T H:
                              --------------------

            A. Mortgagor,  pursuant to the terms of a certain Agreement of Lease dated as of October 29, 2003 (the "LEASE"), is the owner of a leasehold interest in certain real  property  described  on SCHEDULE A-1 annexed  hereto and made a part hereof (the "EXISTING PREMISES");

            B. Pursuant to a certain  Amendment of Lease dated as of January 12,
2004, the premises demised by the Lease has been expanded to include a leasehold interest in certain  additional real property,  more  particularly  described on
SCHEDULE A-2 annexed hereto and made a part hereof (the "ADDITIONAL PREMISES");

            C.  Mortgagee  is now the  lawful  owner  and  holder  of a  certain leasehold  mortgage,  security  agreement,  assignment  of leases  and rents and fixture filing dated as of October 29, 2003 recorded in the Office of the County
Clerk, Sullivan County, New York (the "MORTGAGE"),  which encumbers the Existing
Premises; and

            D. Mortgagee and Mortgagor have agreed to modify the Mortgage in the manner  hereinafter set forth and to spread the lien of the Mortgage to encumber the Additional Premises.

            NOW,  THEREFORE,  in consideration  of the foregoing,  of the mutual agreements  hereinafter set forth and of other good and valuable  consideration, the receipt and sufficiency of which is hereby acknowledged,  the parties hereto hereby agree as follows:

            1. REPRESENTATIONS AND WARRANTIES. Mortgagor represents and warrants to Mortgagee that:

               (a) As of the date hereof,  the  Mortgage is not in default,  nor has any event occurred which would be a default  thereunder  with the passage of time, the giving of notice, or both.

               (b) Mortgagor is the holder of insurable  leasehold  title in and to the Existing  Premises and the Additional  Premises and has full power,  good right and lawful  authority to encumber its  leasehold  interest in the Existing
Premises  and the  Additional  Premises in the manner and form set forth in this
Agreement and to execute, deliver and perform this Agreement.

               (c) The execution,  delivery and performance of this Agreement by
Mortgagor  does not and will  not  violate  the  terms of any  other  agreement, mortgage,  indenture or instrument affecting Mortgagor, the Existing Premises or the  Additional  Premises or any law, rule,  order,  ordinance or statute of any governmental  authority,  purporting to have  jurisdiction  over Mortgagor,  the
Existing Premises.

               (d) As of the date' hereof,  the principal  amount secured by the
Mortgage is  $3,439,082.94,  and such amount is secured without any right on the part of Mortgagor of offset,  counterclaim  or defense,  all of which rights are hereby expressly waived.

            2 SPREADING OF MORTGAGE LIEN. The lien of the Mortgage shall be, and the same is, hereby spread to encumber the Existing  Premises and the Additional
Premises  (collectively,  the "OVERALL  PREMISES") in the same manner and to the same effect as though the  descriptions  of each parcel of the Overall  Premises had been included with the description of the Existing  Premises in the property description  contained in the Mortgage and as though the Mortgage had originally constituted,  and so that the Mortgage  shall and now does  constitute,  a valid mortgage lien on the Overall Premises.

            3. NO NEW INDEBTEDNESS; MAXIMUM PRINCIPAL AMOUNT.

               (a) The  parties  hereto  hereby  certify  that the  Mortgage  as modified,  and the lien  thereof as spread to the  Additional  Premises  by this
Agreement  secures'  the  same  indebtedness  and  obligations  secured  by  the
Mortgage,  and  evidences  and  secures  no  further  or other  indebtedness  or obligation.

               (b)  Notwithstanding  anything to the contrary  contained herein, the  maximum  principal  sum which is  secured  by the  Mortgage  as of the date hereof,  or which under any  contingency  may be secured by the  Mortgage at any time in the future,  shall not exceed the  principal  sum of THREE  MILLION FOUR
HUNDRED THIRTY NINE THOUSAND EIGHTY-TWO AND 94/100 DOLLARS ($3,439,082.94).

            4.  NO ORAL  MODIFICATION.  The  terms  hereof  may  not be  waived, changed, modified,  terminated or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification, termination or discharge is sought.

            5. WAIVERS BY MORTGAGOR.  To the extent permitted by law,  Mortgagor hereby  waives and agrees not to assert or take  advantage  of: (a) any right to require Mortgagee to proceed against Mortgagor or any other person or to proceed against or exhaust any  security  held by Mortgagee at any time or to pursue any other remedy in Mortgagee's power or under any other agreement before proceeding against  Mortgagor  hereunder;  (b) demand,  presentment for payment,  notice of nonpayment, intent to accelerate,  acceleration,  protest, notice of protest and all other  notices of any kind, or the lack of any thereof,  including,  without limiting the generality of the foregoing,  notice of the existence,  creation or incurring of any new or additional  indebtedness  or obligation or of any action or non-action on the part of Mortgagor,  Mortgagee,  any endorser or creditor of
Mortgagor or of Mortgagor  or on the part of any other person  whomsoever  under this or any other  instrument in connection  with any  obligation or evidence of indebtedness  held by  Mortgagee;  (c) any  defense  based upon an  election  of remedies by Mortgagee; (d) any right or claim or right to cause a marshalling of

                                       2

the assets of Mortgagor;  and (e) any lack of notice of disposition or of manner of disposition of any collateral for the obligations secure by the Mortgage,  as modified hereby.

            6.  RATIFICATION.  Mortgagor  hereby (i)  ratifies  and confirms the lien,  conveyance  and grant  contained  in and created by the Mortgage and (ii)
agrees that nothing  contained in this  Agreement is intended to or shall impair the  validity  of the  Indebtedness  or the  lien,  conveyance  and grant of the
Mortgage.  Unless specifically  modified by the terms hereof, the parties hereto ratify and confirm each and every term of the Mortgage,  which shall continue in full force and effect.

            7. FURTHER  ASSURANCES.  Mortgagor  shall  execute and  deliver,  at
Mortgagor's  sole  cost  and  expense,  such  additional  documents  as shall be requested by Mortgagee  from time to time to effectuate the terms and conditions of  this  Agreement  and  the  Mortgage,  including,  without  limitation,  such affidavits as shall be necessary to permit this  Agreement to be recorded in the
appropriate   public   records.   Mortgagor   hereby   appoints   Mortgagee  its
attorney-in-fact  to  execute,  acknowledge  and  deliver for and in the name of
Mortgagor any and all of the  instruments  mentioned in this  section,  and this power, being coupled with an interest, shall be, irrevocable as long as any part of the obligations secured by the Mortgage remain unsatisfied.

            8. SUCCESSORS AND ASSIGNS; GOVERNING LAW.

               (a) This  Agreement  shall bind, and inure to the benefit of, the parties hereto, their respective successors and permitted assigns.

               (b)  This  Agreement  shall  be  governed  by  and  construed  in accordance with the laws of the State of New York.

            9.  COUNTERPARTS.  This  Agreement may be executed in  counterparts, each of which shall be deemed to be an original at such time as all parties have executed and delivered at least one counterpart.

                                       3

            IN WITNESS WHEREOF,  this Agreement has been executed by the parties as of the day and year first written above.

                                            Mortgagor:

                                            MONTICELLO RACEWAY MANAGEMENT, INC.

                                            By: /s/ Cliff Ehrlich
                                                -------------------------------
                                            Name:  Cliff Ehrlich
                                            Title: President

                                            Mortgagee:

                                            THE BERKSHIRE BANK

                                            By: /s/ Peter H. Kim
                                                --------------------
                                            Name:  Peter H. Kim
                                            Title: Vice President

                       MORTGAGE MODIFICATION AND SPREADER

STATE of NEW YORK   )
                    ) ss.:
COUNTY OF SULLIVAN  )

            On the 13 day of January,  2004, before me, the undersigned a Notary
Public in and for said State,  personally  appeared  Cliff  Ehrlich,  personally known to me on the basis of  satisfactory  evidence to be the  individual  whose name is  subscribed  to the within  instrument  and  acknowledged  to me that he executed the same in his capacity,  and that by his signature on the instrument, the  individual,  or the  person  upon  behalf  of which the  individual  acted, executed the instrument.

                                             Kim Willison
                                             ------------------------------
                                             Notary Public

                                             KIM WILLISON
                                             NOTARY PUBLIC, STATE OF NEW YORK
                                             NO. 01W16093630
                                             QUALIFIED IN QUEENS COUNTY
                                             MY COMMISSION EXPIRES JUNE 2, 2007

                       MORTGAGE MODIFICATION AND SPREADER

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

            On the _____ day of January,  2004,  before me, the  undersigned,  a
Notary  Public in  and for said  State,  personally  appeared  ________________, personally  known  to me  on  the  basis  of  satisfactory  evidence  to be  the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his  capacity,  and that by his signature on the instrument,  the  individual,  or the person upon behalf of which the individual acted, executed the instrument.

                                            ----------------------------
                                            Notary Public

STATE OF NEW YORK       )
                        ) ss.
COUNTY OF NEW YORK      )

            On the 9th day of January, 2004, be re me, the undersigned, a Notary
Public in and for said State, personally appeared Peter H. Kim, personally known to me on the basis of satisfactory  evidence to be the individual  whose name is subscribed to the within  instrument and acknowledged to me that he executed the same  in his  capacity,  and  that  by his  signature  on  the  instrument,  the individual,  or the person upon behall of which the individual  acted,  executed the instrument.

                                     /s/ Jeanette Kahan
                                     ---------------------------------
                                         Notary Public

                                  SCHEDULE A-1

ALL that tract or parcel of, land, situate,  in the Town of Thompson,  County of
Sullivan  and State of New York,  a portion  of said  parcel  being  within  the
Village of Monticello, being' bounded and described as follows:

BEGINNING  at a point in the center of a traveled  way,  of Kaufman  Road County
Road No 59, at the  northwest  corner of lands of New York State  Electric & Gas
Corporation,  as  described  in Liber  562 of Deeds at Page 464 and Liber 572 of
Deeds at Page 27;

and  running.  thence from said place of  beginning  the  following  courses and distances along the center of traveled way of said Kaufman Road north 17 degrees 41 minutes east, 228.60 feet;

north 16 degrees 13 minutes east, 155.04 feet;

north 13 degrees 59 minutes east,  85.94 feet;

north 11 degrees 26 minutes east, 98.34 feet;

north 9 degrees 16 minutes east, 82.10 feet;

north 8 degrees 06 minutes  east,  99.05 feet;

north 5 degrees 50 minutes east,  107.45 feet;

north 3 degrees 55 minutes east, 172.79 feet;

north 3 degrees 25 minutes east, 105.26 feet;

north 3  degrees  11  minutes  east,  163.50  feet to a point in the  center  of traveled way of said road at the  northwest  corner of the  premises  originally described in Liber 552 pg 114;

thence  leaving said road and running.  south 66 degrees 14 minutes east,  47.85 feet passing along the north line of the premises described in said Liber 552 of
Deeds at Page 114 to a point on the bounds of, said Kaufman Road as described in
Liber 596 of Deeds at Page 21

thence the  following  courses and distances  along the easterly  bounds of said
Kaufman Road:

north 3 degrees 02 minutes east,  331.18 feet;

north 2 degrees 11 minutes east, 548.26 feet;

north 4 degrees  37 minutes  east,  302.01  feet to an iron  stake  found at the southwest  corner of lands of Kaufman and others as  described  in Liber 1045 of
Deeds at Page 229;

                                     Page 1

                                  SCHEDULE A-1
                                   (continued)

thence  leaving said road and running south 66 degrees 30 minutes  east,  891.08 feet,  passing along the south line of.  Kaufman and others parcel to a concrete highway monument found-on the west bounds of New York State Route 17-Quickway;

thence  south  17  degrees  27  minutes  east,   434.76  feet   passing;   along
sail westerly highway bounds to a concrete highway monument found;

thence continuing along said bounds-south 9 degrees 37 minutes east, 175.95 feet to a concrete highway monument found;

thence continuing along said highway bounds the following courses and distances:

south 19 degrees 45 minutes west, 125.32 feet to a concrete highway monument south 17 degrees 38 minutes east, 199.80 feet to a concrete highway monument;

south 26 degrees 15 minutes east, 717.73 feet to a point;

south 29 degrees 50 minutes east, 419.41 feet to a point;

south 20 degrees 30 minutes east, 201.21 feet to a point;

south 37-degrees 07 minutes east, 530.90 feet to a concrete highway monument;

south 42 degrees 08 minutes east, 364.70 feet to a concrete highway monument south 44 degrees 01 minutes east, 400.66 feet to a concrete highway monument;

south 50 degrees 14 minutes east, 124.99 feet to a point;

and  thence  south 35 degrees 40  minutes  east,  474.10  feet to a point on the westerly  bounds of said highway at the most northerly  corner of Lands of Mapes and Lane as  described  in Liber  798 pg  Deeds at Page 951 (it  being  the most northerly corner of those lands lying west of N.Y.S. Route 17);

thence  leaving  said  highway  bounds  and running  south 43 degrees 08 seconds west,  491.83 feet  passing to and along a stone wall  evidencing  the bounds of said Mapes & Lane parcel to a stone wall evidencing the bounds of said Mapes and
Lane Parcel to a stone wall corner;

                                     Page 2

                                  SCHEDULE A-1
                                   (continued)

thence south 62 degrees 45 minutes east,  432.36 feet passing  generally along a stone wall evidencing the bounds of said Mapes and Lane parcel to a point;

thence south 24 degrees 57 minutes east,  603.60 feet continuing  along lands of said Mapes and Lane to a stone wall corner;

thence  still  along said lands  south 68 degrees 25 minutes  east,  458.75 feet passing  along a stone  wall to a point on the  westerly  bounds  of said  State
Highway;

thence south 0 degrees 22 minutes east,  25.17 feet passing along,  said highway bounds to a point;

thence  continuing along the northerly bounds of said highway,  south 58 degrees
35 minutes west, 602.89 feet to a point;

thence still along said bounds and continuing  along the northerly bounds of New
York State Route 17B the following courses and distances:

south 84 degrees 03 minutes west, 163.86 feet;

north 78 degrees 41 minutes  west,  305.31 feet to a concrete  highway  monument found;

north 68 degrees 43 minutes  west,  215.81 feet to a concrete  highway  monument found;

north 65 degrees 13 minutes west, 93.42 feet to a point;

north 68 degrees  21 minutes  west,  90.03 feet to a concrete  highway  monument found;

north 65 degrees 53 minutes  west,  231.10 feet to a concrete  highway  monument found;

north 65 degrees 36 minutes west, 352.52 feet to a point;

north 62 degrees 45 minutes  west,  612.98 feet to a concrete  highway  monument found;

north 58 degrees  02 minutes  west,  89.52 feet to a concrete  highway  monument found;

north 70 degrees 48 minutes  west,  151.35 feet to a concrete  highway  monument found;

north 65 degrees 36 minutes west, 352.52 feet to a point;

north 62 degrees 45 minutes  west,  612.98 feet to a concrete  highway  monument found;

north 58 degrees  02 minutes  west,  89.52 feet to a concrete  highway  monument found;

                                     Page 3

                                  SCHEDULE A-1
                                   (continued)

north 62 degrees 46 minutes  west,  552.06 feet to a concrete  highway  monument found;

north 64 degrees  57 minutes  west,  57.95 feet to a concrete  highway  monument found;

north 60 degrees 34 minutes  west,  317.75 feet to a concrete  highway  monument found;

north 62 degrees 30 minutes  west,  669.85 feet to a concrete  highway  monument found;

and north 65 degrees 15 minutes  west,  35.70 feet to, a point on the  northerly bounds of said N.Y.S.  Route 17B at the southeast corner of lands of the Village of Monticello as described in Liber 616 of Deeds, at Page 480;

thence leaving said highway bounds and running north 15 degrees 53 minutes east,
41.69 feet passing along the east bounds of said Village parcel to a point;

thence north 68 degrees 45 minutes west,  40.00 feet passing along the northerly bounds of said  Village  parcel to a point on the east bounds of lands of Jodana
Realty,  Inc.,  as  described in Land Record Liber 1748 page 193 and Land Record
Liber 1636 at page 203;

thence north 15 degrees 53 minutes  east,  251.56 feet  passing  along said east bounds to an iron pin found;

thence continuing along the north line of said Jodana Realty, Inc. parcel, north
61 degrees 51 minutes west, 194.93 feet to a point in the center or traveled way of Kaufman Road;

thence north 17 degrees 39 minutes east, 946.54 feet passing along the center of traveled way of said Kaufman Road to a point at the southwest corner of said New
York State Electric & Gas Corporation parcel;

thence  leaving said road and running south 72 degrees 46 minutes  east,  184.25 feet passing along the south bounds of said Electric & Gas parcel to an iron pin set;

thence  north 17 degrees 14 minutes  east,  225.00 feet  passing  along the east bounds of said Electric & Gas parcel to an iron-pin set;

thence north 72 degrees 46 minutes  west,  182.07 feet  passing  along the north bounds of said Electric & Gas parcel to the point or place of BEGINNING.

            Said Parcel containing approximately 228.84 acres of land.

                                     Page 4

                                  SCHEDULE A-1
                                   (continued)

Subject to easements of record to public utilities and highway use dedication of record.

The above parcel being subject to certain permanent  drainage  easements for New
York State Route 17-Quickway and New York State Route 17B State Highway No. 890,
said  easements  being shown on a survey map of Monticello  Raceway  prepared by
George H. Fulton,  L. S., in February 1995. Said easements  being  identified by the following parcel numbers on New York State Highway Maps: No. 78, No. 77, No.
81, No: 76, No. 75, No. 74, No. 73, No. 72, No. 125" and No. 103.

Subject to easements of record to public utilities.

Subject to a temporary highway easement for state Highway No. 5035-N.Y.S.  Route
17-Quickway as set forth on highway Map No. 31 as Parcel No. 109

EXCEPTING  therefrom  ALL that certain  plot,  piece of parcel of land lying and being in the Village of  Monticello,  Town of  Thompson,  County of Sullivan and
State of New York being more  particularly  bounded and described and designated as Parcel No 1 (St Regis Mohawk Trust Parcel) on the Final  Revised  Subdivision
Plat of Lands of Catskill Development,  L.L.C.", dated. May 25, 1999, made by T.
M. Depuy, Engineering &Land Surveying,  P.C., and filed in the Office of the
Sullivan  County Clerk on February 4, 2000 as Map No.  8-271,  together with and subject to easements as shown thereon.  (Said parcel consisting of approximately
29.31 acres of land)

FOR CONVEYANCE ONLY     Being the same premises as described in a Lease made to
not for policy          MONTICELLO  RACEWAY  MANAGEMENT,  INC., a Memorandum  of
                        which is to be recorded in the Sullivan  County  Clerk's
                        Office.

FOR INFORMATION ONLY
County:   Sullivan    A)    Section 101     Block 1     Lot         1.1
County:   Sullivan    B)    Section 101     Block 1     Lot         1.3
County:   Sullivan    C)    Section 102     Block 4     Lot         1
County:   Sullivan    D)    Section 12      Block 1     Lot         46.2
County:   Sullivan    E)    Section 12      Block 1     Lot         48
County:   Sullivan    F)    Section 12      Block l     Lot         64

            (SECTION BLOCK AND LOT INFORMATION FOR INFORMATION ONLY),
            ---------------------------------------------------------

                                     Page 5

                                  SCHEDULE A-2
                                  ------------

                              PROPERTY DESCRIPTION
                               Additional Premises

ALL that certain plot, piece or parcel of land lying and being in the Village of
Monticello,  Town of  Thompson,  County of Sullivan  and State of New York being more  particularly  bounded and  described  and  designated as Parcel No. 1 (St.
Regis Mohawk Trust  Parcel) on the Final  Revised  Subdivision  Plat of Lands of
Catskill  Development,  L.L.C.",  dated  May 25,  1999,  made  by T.  M.  Depuy,
Engineering  & Land  Surveying,  P.C.,  and filed in the Office of the  Sullivan
County Clerk on February 4, 2000 as Map No. 8-271,  together with and subject to easements as shown thereon. (Said parcel consisting of approximately 29.31 acres of land).